MARRONE BIO INNOVATIONS, INC.

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (the “Board”) of Marrone Bio Innovations, Inc. (the “Company”), acting on the recommendation of its Nominating and Corporate Governance Committee, has developed and adopted a set of corporate governance principles to provide the framework for the governance of the Company and to assist the Board in the exercise of its responsibilities. These guidelines reflect the Board’s commitment to monitoring the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing stockholder value over the long term.

These guidelines are in addition to, and are not intended to change or interpret, any federal or state law or regulation, including the Delaware General Corporation Law, or the Company’s Certificate of Incorporation or Bylaws. The Board may amend these guidelines from time to time in its discretion and consistent with its duties and responsibilities to the Company and its stockholders. These guidelines are posted on the Company’s website.

I. ROLE OF THE BOARD

The basic responsibility of directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, directors should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors. The Board is responsible for oversight of the business and affairs of the Company, determination of the Company’s mission, long-term strategy and objectives and management of the Company’s risks.

In addition to its general oversight of management, the Board or its committees perform the following principal functions:

●	Review, evaluate, and, where appropriate, approve the Company’s business strategies and long-term plans, and evaluate its performance against such plans;

●	Review, evaluate and approve major corporate actions;

●	Oversee management’s efforts to establish and maintain for the Company the highest standards of legal and ethical conduct, including with respect to the integrity of the Company’s accounting, financial reporting and finance processes and systems of internal control, compliance with law and ethics, and the integrity of relationships with customers, suppliers and other stakeholders; and

●	Select, evaluate and compensate the Company’s executive officers and review management succession planning.

II. BOARD COMPOSITION

A. Board Selection

The Nominating and Corporate Governance Committee shall make recommendations to the Board, which will be responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. In accordance with the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee will review any potential legal impediment, conflict of interest or other consideration brought to its attention as potentially hindering or preventing a director from fulfilling his or her fiduciary duties to the Board.

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B. Director Elections

Prior to nomination, all director candidates shall supply a conditional letter of resignation to the Secretary, which will be effective only in the event that (i) such nominee receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) and (ii) such resignation is accepted by the Board. If such Nominee receives a Majority Withheld Vote, the Board shall accept such resignation, unless the Board determines, after receiving the recommendation of the Nominating and Corporate Governance Committee discussed below, that accepting such resignation would not be in the best interests of the Company and its stockholders. The Board may, in its discretion, accept the resignation effective as of a future date, provided that such future effective date shall not be later than the date of the Company’s next annual meeting of stockholders. The Nominating and Corporate Governance Committee shall promptly consider the resignation offer and make a recommendation to the Board based on the standard set forth above, taking into account all of the factors that it considers relevant, such as the reasons why stockholders voted against the election of such director, whether such reasons can be addressed by the Board without removal of such director, the qualifications of such director, the director’s contributions to the Company and the availability of other qualified candidates for director. The Nominating and Corporate Governance Committee will recommend to the entire Board the appropriate actions to be taken with respect to the voting results, which may include accepting the resignation, maintaining the director and addressing the underlying cause(s) of the votes against the director, resolving that the director will not be nominated in the future for reelection or rejecting the resignation. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board will promptly disclose, in a Form 8-K furnished to the Securities and Exchange Commission, its decision regarding whether to accept the director’s resignation offer and, if applicable, the reason(s) for rejecting the resignation offer. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer.

C. Director Qualifications

1. Independence. The Board will have a majority of independent directors as required by NASDAQ and, in accordance with the Company’s bylaws, shall have at least three-quarters of its directors be “independent directors,” as such term is defined under NASDAQ Listing Rule 5605(a)(2), at all times. The Board will determine each director’s independence on an annual basis, in accordance with the provisions of the NASDAQ governance rules and standards established by the Board from time to time and shall remain compliant with the independence standards set forth by Nasdaq and the SEC. The Nominating and Corporate Governance Committee will conduct annual reviews of each director’s independence and make recommendations to the Board based on its findings, for the Board’s determination.

2. Other Criteria. The Nominating and Corporate Governance Committee shall establish policy and procedures for identifying and evaluating candidates for the Board. In addition, from time to time, the Nominating and Corporate Governance Committee shall assess the Board’s composition with respect to the qualifications set forth in such policy.

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D. Size of the Board; Classified Board

The Board will assess its size from time to time. In accordance with the Company’s Bylaws, the Board believes that it should generally have no fewer than two (2) and no more than eleven (11) directors. The number of members is changed from time to time depending upon the needs of the Board and the availability of qualified candidates. It is the policy of the Company that the number of directors should not exceed a number that can function efficiently as a body. The Nominating and Corporate Governance Committee considers and makes recommendations to the Board concerning the appropriate size and composition of the Board.

Each member of the Board is elected for a term of three years. The Board is divided into three classes, which are equal as possible in size. One class is elected each year. This staggered election of directors helps maintain continuity and stability to the work of the Board. It ensures that at least a majority of directors at all times will have an in-depth knowledge of the Company. The Board believes that the classified Board format assists it in conducting long- term strategic planning, which is critical to the future success of the Company.

E. Term Limits

The Board does not believe it should establish term limits. Such limits may lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operation and therefore provide an increasing contribution to the Board. Directors who have served on the Board for an extended period of time are in a position to provide valuable insight into the operation and future of the Company based on their experience with and understanding of the Company’s history, policies, operations and objectives.

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The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and selection process described herein.

F. Retirement Age

The Board does not believe that a specified mandatory retirement age is necessary. The Nominating and Corporate Governance Committee evaluates each director’s contribution annually as part of the nominating process.

III. BOARD OPERATIONS

A. Chairman of the Board

The Board has the flexibility to decide whether it is in the best interests of the Company, at any given point in time, for the roles of the Chief Executive Officer and Chairman of the Board to be separate or combined.

B. Independent Lead Director

In the event that the Board desires to appoint the Chief Executive Officer or other employee of the Company as Chairman, the Board will designate an independent, non- employee director as Lead Director or determine to rotate the position of Lead Director among independent, non-employee directors through a procedure approved by the Board. The identity of the Lead Director or a description of the process by which directors are selected and the directors who served in that capacity shall be identified in the Company’s annual proxy statement. The duties of the Lead Director will include chairing executive sessions of the Board, serving as the principal liaison between the Chairman and the independent directors, approving information sent to the Board, approving meeting agendas and schedules for the Board, and ensuring that he or she is available for consultation and direct communication with stockholders, if requested. The Lead Director has the authority to call meetings of the independent directors.

C. Limited Outside Commitments and Service on Other Boards

Directors must be able to devote sufficient time to the Company in fulfilling his or her fiduciary duties. Directors shall not serve on the boards of directors of more than three (3) other public companies without the prior written approval of the Nominating and Corporate Governance Committee. Directors who serve as CEOs or in equivalent positions of public companies, including as CEO of the Company, may not serve on more than two (2) public companies in addition to the Company’s Board. The Nominating and Corporate Governance Committee may waive the above board limits upon a showing that additional board service would not impair the director’s service on the Board.

D. Board Meetings

1. Director Commitment and Attendance. Absent unusual circumstances, directors are expected to attend all Board meetings and meetings of the committee(s) on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each director is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a director of the Company. Directors are also expected to attend annual meetings of the Company’s stockholders in person, absent a valid reason.

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2. Agenda. The Chairman of the Board shall establish the agenda for each Board meeting. Any director may suggest items for inclusion on the agenda and may raise subjects that are not on the agenda for that meeting. The Board shall review the Company’s financial performance and business strategies and practices on at least an annual basis.

3. Advance Distribution of Board Materials. To the extent practical and appropriate, meeting agendas, as well as information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting, should generally be distributed in writing to the directors at least one (1) week in advance of the meeting for review by the directors. Sensitive subject matters may be discussed at the meeting without written materials being distributed in advance or at the meeting. Directors are expected to review such materials prior to the meeting and should request any additional materials or resources they require to make informed decisions.

4. Executive Sessions. The Company’s independent directors are expected to meet in executive session at each regular schedule Board meeting. The Chairman of the Board, or such other director appointed by the independent directors, shall develop the agenda for and preside at the executive sessions. The director who presides at these meetings will be disclosed in the Company’s proxy statement.

E. Access to Management and Independent Advisors

Directors have full access to the executive officers of the Company and the Company’s outside advisors. Each director is expected to use his or her judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent appropriate, coordinate any such contact with the Chief Executive Officer.

Legal counsel, outside accountants, compensation experts and other advisors may assist the Board and each of its committees in their consideration of matters. The Board and any committee of the Board has the right to retain outside financial, legal and other advisors of their choice with respect to any issues relating to their activities, at the Company’s expense.

F. Director Orientation and Continuing Education

A newly elected director shall be provided with an orientation program designed to educate the new director about the Company, its policies and procedures and its business activities. This orientation program shall include briefings by senior management to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors. Within three (3) months of a director’s election to the Board, the Nominating and Corporate Governance Committee, in coordination with the Company’s General Counsel, will provide additional training on corporate governance guidelines and best practices.

Each director is expected to be involved in continuing director education on an ongoing basis to enable him or her to better perform his or her duties. Each director shall be provided with membership in the National Association of Corporate Directors in order to facilitate this expectation.

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IV. BOARD COMMITTEES

A. Committees and Charters

The Board shall have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee will perform its duties as assigned by the Board in compliance with the Company’s Bylaws, and shall have a charter that establishes the purposes, goals and responsibilities of the committees as well as the qualifications for committee membership. Committee charters will be posted on the Company’s website. The Board may establish or maintain additional committees from time to time as necessary or appropriate.

B. Committee Membership

The members of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee shall be independent in accordance with the provisions of the NASDAQ listing requirements, any other applicable rules and regulations, and the standards established by the Board from time to time. Committee members will be appointed annually by the Board upon recommendation of the Nominating and Corporate Governance Committee. Each committee will have a chairman designated by the Board, or, if the Board does not do so, the members of each committee shall elect a chairman by a vote of the majority of the full committee.

C. Committee Meetings, Agendas and Reports

The chairman of each committee shall preside at each committee meeting and, in consultation with the other members of that committee and in a manner consistent with the committee’s charter, shall set the frequency and length of committee meetings. The chairman of each committee, in consultation with members of the committee and the Company’s senior management, shall also set the agenda of items to be addressed at each meeting. To the extent practical and appropriate, the chairman of each committee shall ensure that the agenda for each meeting is circulated to each committee member in advance of the meeting. Committee members may suggest additional agenda items and may raise subjects that are not on the agenda. Each committee shall report regularly to the full Board with respect to its activities in a manner consistent with its charter.

V. MANAGEMENT EVALUATION AND SUCCESSION PLANNING

A. Selection of Chief Executive Officer

The Board selects and evaluates the Company’s Chief Executive Officer in the manner that it determines to be in the best interests of the Company’s stockholders.

B. Evaluation of Chief Executive Officer and Senior Management

The Compensation Committee shall conduct an annual review of the Chief Executive Officer’s performance, as set forth in its charter, and report to the Board on its evaluation. The Board shall review the Compensation Committee evaluation and recommendation, and evaluate the Chief Executive Officer’s performance according to corporate goals and objectives established periodically by the full Board. The review shall serve as the basis for the recommendation of the Compensation Committee on compensation for the Chief Executive Officer. The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior management.

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C. Management Succession

The Board is responsible for planning for the succession to the position of Chief Executive Officer and other senior management positions. The Chief Executive Officer shall also review periodically with the non-management directors the performance of other key members of the senior management of the Company, as well as potential succession arrangements for such management members.

VI. DIRECTOR COMPENSATION

The Compensation Committee has the responsibility for recommending to the Board the level and form of compensation and benefits for directors. In discharging this duty, the Compensation Committee will conduct an annual review of the components and amount of director compensation in relation to other similarly situated companies and make a report to the Board. Changes in director compensation, if any, are approved by the full Board. Board compensation will be consistent with market practices. To more closely align the interests of the directors with those of the Company’s stockholders, a portion of directors’ fees are paid in the form of common stock or options to purchase common stock. No additional compensation is paid to members of management for serving on the board.

VII. ANNUAL PERFORMANCE EVALUATIONS

The Board will conduct an annual self-evaluation of the Board’s effectiveness and performance. The evaluation will focus on the Board’s contributions to the Company and areas in which the Board or management believes that the Board could improve. Each of the Audit, Compensation and Nominating and Corporate Governance Committees will also conduct an annual self-evaluation, which will be presented to the Board. As part of the annual performance evaluation process, each committee will compare its performance with the requirements of its charter.

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